UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 2, 2009

KULICKE AND SOFFA INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-00121	23-1498399
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1005 Virginia Drive, Fort Washington, PA	19034
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 784-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

In order to provide updated information for incorporation by reference in pending and future registration statements under the Securities Act of 1933, as amended, Kulicke and Soffa Industries, Inc. (“the Company”) is providing financial statements of Orthodyne Electronics Corporation (“Orthodyne”) and an updated unaudited pro forma combined statement of operations relating to the Company’s acquisition of Orthodyne, which are attached as Exhibits 99.1 and 99.2, respectively, and incorporated by reference herein. This financial information should be read in conjunction with the Company’s Annual Report on Form 10-K for the fiscal year ended September 27, 2008, its Quarterly Reports on Form 10-Q for the quarters ended December 27, 2008 and March 28, 2009 and its Current Reports on Form 8-K relating to the Orthodyne acquisition filed on October 8, 2008 and amended on October 28, 2008.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description.
23.1	Consent of McGladrey & Pullen, LLP.
99.1
Orthodyne Electronics Corporation Audited Consolidated Financial Statements as of December 31, 2007 and 2006 and for the years ended December 31, 2007, 2006 and 2005 and Unaudited Consolidated Financial Statements as of September 30, 2008 and for the nine months ended September 30, 2008 and 2007.

99.2	Updated Unaudited Pro Forma Combined Statement of Operations for the fiscal year ended September 27, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 2, 2009

KULICKE AND SOFFA INDUSTRIES, INC.

By:	/s/ Maurice E. Carson
Name:	Maurice E. Carson
Title:	Senior Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description.
23.1	Consent of McGladrey & Pullen, LLP.
99.1
Orthodyne Electronics Corporation Audited Consolidated Financial Statements as of December 31, 2007 and 2006 and for the years ended December 31, 2007, 2006 and 2005 and Unaudited Consolidated Financial Statements as of September 30, 2008 and for the nine months ended September 30, 2008 and 2007.

99.2	Updated Unaudited Pro Forma Combined Statement of Operations for the fiscal year ended September 27, 2008.

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